Exhibit 10.1 Securities Purchase Agreement between Edward Schwalb and Media X Corporation


                          SECURITIES PURCHASE AGREEMENT


THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made between the BUYER and SELLER, whose names are set forth on the signature page below.

WHEREAS, BUYER desires to acquire 3,600,000,000 shares of common stock of GFY Foods, Inc., a Nevada corporation, (the "Securities") from SELLER, subject to the terms and conditions of this Agreement;

WHEREAS, SELLER desires to sell the Securities to BUYER, subject to the terms and conditions of this Agreement; and

WHEREAS, it is intended that the offer and sale of the Securities be consummated in accordance with the requirements set forth by Section 4(1) under the Securities Act of 1933, as amended.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Purchase and Sale.

Based on the representations and warranties herein contained, subject to the terms and conditions set forth herein, BUYER hereby agrees to purchase the Securities for a $15,000 Promissory Note (the "Consideration"). The Consideration is payable at Closing. A copy of the Promissory Note is attached as Exhibit 1.

2.       Escrow of Consideration and Closing.

A. ESCROW. The parties agree to select a mutually agreeable third party to act as escrow agent ("Escrow Agent") to hold and deliver the Securities and the Consideration, together with all other documents reasonably requested by Escrow Agent, to assist SELLER and BUYER in effecting the transaction contemplated herein.

B. CLOSING DATE. The closing of the purchase and sale contemplated by this Agreement (the "Closing Date") shall occur, as soon as possible, but in all cases on or before February 14, 2006. At the Closing Date, the Escrow Agent shall deliver the Consideration to SELLER, or its designee(s) and the Securities to BUYER, or its designee(s).

C. TRANSACTIONS AND DOCUMENT EXCHANGE AT CLOSING. Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously:

         (1)      By BUYER. BUYER will deliver, or cause to be delivered, to
                  SELLER:

                  (i)      The Consideration; and

                  (ii) Such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by SELLER in furtherance of the intent of this Agreement;

(2) By SELLER. SELLER will deliver, or cause the following to be delivered to
BUYER:

         (i)      The Securities; and

         (iii) Such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by BUYER in furtherance of the intent of this Agreement.

(D) POST-CLOSING DOCUMENTS. From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the Securities, as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.

3.       Private Offering.

A. PRIVATE OFFERING. SELLER and BUYER understand each that the sale and exchange of Securities contemplated herein constitutes a private, arms-length transaction between a willing seller and a willing buyer without the use or reliance upon a broker, distributor, or securities underwriter.

B. PURCHASE FOR INVESTMENT. SELLER and BUYER are not the issuer, underwriters of, or dealers in the Securities to be sold and exchanged hereunder.

C. INVESTMENT RISK. Because of their financial position and other factors, the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment.

D. ACCESS TO INFORMATION. SELLER, BUYER, and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein.

4.       Representations and Warranties.

BUYER hereby covenants with, represents, and warrants to SELLER that:

A. BUYER is authorized to acquire the Securities, meets the definition of "accredited investor" and "sophisticated investor" as those terms are defined in the Federal securities laws, rules, and court decisions of the United States. This Agreement has been duly executed and delivered by BUYER and constitutes a binding, and enforceable obligation of BUYER;

B. THIRD PARTY CONSENT. No authorization, consent, approval, registration, or filing with any governmental authority or any other person is required by the BUYER in connection with the execution, delivery, or performance of this Agreement or the transfer of the Securities, or if required BUYER have or will obtain the same prior to Closing; and

C. AUTHORITY. This Agreement has been duly executed by BUYER, and the execution and performance of this Agreement will not violate, result in a breach of, or constitute a default in any agreement, instrument, judgment, order, or decree to which BUYER is a party or to which the Consideration is subject.

SELLER hereby covenants with, represents, and warrants to BUYER that:

A. SELLER is authorized to sell, convey and transfer the Securities, meets the definition of "accredited investor" and "sophisticated investor" as those terms are defined in the Federal securities laws, rules, and court decisions of the United States. This Agreement has been duly executed and delivered by SELLER and constitutes a binding, and enforceable obligation of SELLER;

B. THIRD PARTY CONSENT. No authorization, consent, approval, registration or filing with any governmental authority or any other person is required by the SELLER in connection with the execution, delivery, or performance of this Agreement or the transfer of the Securities, or if required SELLER have or will obtain the same prior to Closing; and

C. AUTHORITY. This Agreement has been duly executed by SELLER, and the execution and performance of this Agreement will not violate, result in a breach of, or constitute a default in any agreement, instrument, judgment, order, or decree to which SELLER is a party or to which the Consideration is subject.

5.       Conditions Precedent to SELLER'S Closing.

All obligations of SELLER under this Agreement, and as an inducement to SELLER to enter into this Agreement, are subject to BUYER'S covenants and agreement to each of the following:

A. ACCEPTANCE OF DOCUMENTS. All instruments and documents delivered to SELLER pursuant to this Agreement or reasonably requested by SELLER to verify the representations and warranties of BUYER herein, shall be satisfactory to SELLER and its legal counsel.

B. REPRESENTATIONS AND WARRANTIES. The representations and warranties by BUYER set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

C. NO BREACH OR DEFAULT. BUYER shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

D. OPINION OF COUNSEL. BUYER shall have delivered to SELLER, if requested, an opinion of counsel dated the date of Closing to the effect that:

(i) BUYER is duly organized, validly existing, and in good standing and has the legal power to enter into agreements in the jurisdictions in which it conducts business.

(ii) All requisite approval has been properly obtained and completed by BUYER, to the extent, if any, that they are necessary.

6.       Conditions Precedent to BUYER'S Closing.

All obligations of BUYER under this Agreement, and as an inducement to BUYER to enter into this Agreement, are subject to SELLER'S covenants and agreement to each of the following:

A. ACCEPTANCE OF DOCUMENTS. All instruments and documents delivered to BUYER or reasonably requested by BUYER to verify the representations and warranties of SELLER herein, shall be satisfactory to BUYER and its legal counsel.

B. REPRESENTATIONS AND WARRANTIES. The representations and warranties by SELLER set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

C. NO BREACH OR DEFAULT. SELLER shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.       Termination.

This Agreement may be terminated at anytime prior to the Closing Date by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which, in the judgment of such party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

8.       Miscellaneous.

A. AUTHORITY. The agents, if any, of SELLER and BUYER executing this Agreement are duly authorized to do so and each party has taken all action required by law or otherwise to execute this Agreement.

B. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

C. SEVERABILITY. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

D. ASSIGNMENT. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators, and successors.

E. APPLICABLE LAW. The laws of the State of Nevada, notwithstanding any conflict-of-law provision, shall govern this Agreement to the contrary. BUYER and SELLER agree that all disputes shall be resolved by a court of proper jurisdiction located in that state.

F. ATTORNEY'S FEES. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

G. NO THIRD PARTY BENEFICIARY. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or because of this Agreement, unless this Agreement specifically states such intent.

H. COUNTERPARTS. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

I. FURTHER ASSURANCES. At any time, and from time to time after the Closing Date, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

J. AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to Closing Date, a writing signed by all parties may amend this Agreement.

K. HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

L. FACSIMILE. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as set forth below.

                                                     "SELLER"
                                                     Edward Schwalb



                                                     By: /s/ Edward Schwalb
                                                     --------------------------
                                                     Name: Edward Schwalb
                                                     Date: February 8, 2006

                                                     "BUYER"
                                                     Media X Corporation



                                                     By: /s/ Richard O. Weed
                                                     --------------------------
                                                     Name: Richard O. Weed
                                                     Title: President
                                                     Date: February 8, 2006


EXHIBIT 1

                                 PROMISSORY NOTE

                                  U.S. $15,000


FOR VALUE RECEIVED, Media X Corporation, a Nevada corporation ("Maker"), hereby promises to pay to Edward Schwalb ("Payee"or "Holder") the principal sum of Fifteen Thousand Dollars ($15,000), payable on or before July 13, 2006. This note shall bear interest at the rate of six percent (6%) per annum until paid in full.

This promissory note has been delivered to Payee and accepted by Payee in the State of California and shall be governed and construed generally according to the laws of said State. Maker and Payee each waive any objection to the jurisdiction of or venue in such court and to the service of process issued by such court and agree that each may be served by any method of process described in the Federal Rules of Civil Procedure. Maker and Payee each waive (1) the right to claim that such court is an inconvenient forum or any similar defense and (2) trial by jury.

No waiver by the holder of any payment or other right under this Note shall operate as a waiver of any payment or right. This promissory note can be repaid prior to the Due Date.

Executed on February 8, 2006 by the Maker.

                                                     Media X Corporation



                                                     By: /s/ Richard O. Weed
                                                     --------------------------
                                                     Name: Richard O. Weed
                                                     Title: President